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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 11, 2005

                                    RPC, INC.
             (Exact name of registrant as specified in its charter)

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          Delaware                        1-8726                58-1550825
(State or Other Jurisdiction            (Commission            (IRS Employer
      of Incorporation)                 File Number)         Identification No.)

                 2170 Piedmont Road, NE, Atlanta, Georgia 30324
               (Address of principal executive office) (zip code)

       Registrant's telephone number, including area code: (404) 321-2140

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On July 11, 2005 RPC, Inc. issued a press release titled, "RPC, Inc. Announces Share Repurchases in the Second Quarter of 2005," that announced share repurchases that RPC, Inc. made during the second quarter ending June 30, 2005.

Item 9.01 Financial Statements and Exhibits.

      (c)   Exhibits.

      Exhibit 99 - Press Release dated July 11, 2005.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, RPC, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                        RPC, Inc.

Date: July 11, 2005                                     /s/ BEN M. PALMER
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                                                        Ben M. Palmer
                                                        Vice President,
                                                        Chief Financial Officer
                                                        and Treasurer

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